EXHIBIT 99.4



                       LIQUIDITY RESERVE DEPOSIT AGREEMENT


         WHEREAS, Direct Merchants Credit Card Bank, N.A., Scottsdale, Arizona ("Depositor") is a national bank, chartered, supervised and examined by the Comptroller of the Currency ("Comptroller" or "OCC") pursuant to the National Bank Act, as amended, 12 U.S.C.ss. 1 et seq; and

         WHEREAS, JPMorgan Chase Bank ("Depository Bank") is a New York state chartered bank with its principal office located at 270 Park Avenue, New York, New York 10017; and

         WHEREAS, Depositor, Metris Companies Inc. and the OCC entered into an Operating Agreement on March 18, 2003 ( "Operating Agreement"), pursuant to which the Depositor has agreed to maintain with a third party insured depository institution acceptable to the Comptroller, a Liquidity Reserve Deposit ("LRD") in the form of a cash deposit or investment securities to be held in safekeeping for the sole purpose of supporting Depositor's credit card receivables funding needs, including settlement obligations with MasterCard International Incorporated;

         NOW, THEREFORE, it is agreed among the Comptroller, the Depositor, and the Depository Bank that:

1. The Depositor will maintain Liquid Assets, in an amount and type acceptable to the OCC, and in no event less than the amount required by the Operating Agreement and Exhibit A to the Operating Agreement, in the Depository Bank. Said Liquid Assets shall consist of: (i) cash deposits; (ii) investment securities listed in 12 C.F.R. Section 1.2 to which the OCC has no prior supervisory objection; (iii) federal funds sold; and (iv) such other assets to which the OCC has no prior supervisory objection ("Liquid Assets"). The Depositor hereby represents that the Liquid Assets deposited pursuant to this Agreement as of the date hereof are free from any lien, encumbrance, charge, right of set off, credit or preference in connection with any claim against the Depositor (each a "Lien"). At the time of deposit, and at all times thereafter while any Liquid Assets are held pursuant to this Agreement, the Liquid Assets shall be deposited and/or placed in safekeeping at the Depository Bank in the name of the Depositor pursuant to this Agreement to support the funding needs and requirements of the Depositor.

2. Whenever Liquid Assets are deposited or placed pursuant to this Agreement, the Depository Bank shall furnish promptly to the Depositor a receipt, and a copy of the receipt to the Comptroller. Such receipt shall specify the following information to the extent applicable: the complete title, interest rate, series, serial number, face value, maturity date, and call date.

3. The Depository Bank shall segregate the LRD on its books and records and maintain a current list of the Liquid Assets in the LRD. The Depository Bank specifically waives all right, title, and interest, including any and all right of set off, to and against the Liquid Assets deposited, and the account established pursuant to this Agreement.

4. The Depository Bank shall not allow Liquid Assets comprising the LRD to be withdrawn without the Depositor providing the Depository Bank with prior written authorization of the Comptroller.

5. Notwithstanding the provision of paragraph 4, unless otherwise ordered by the Comptroller, the Depository Bank shall release Liquid Assets in the LRD to the Depositor solely to permit an exchange for other assets deposited pursuant to this Agreement, provided that the Depositor certifies to the Depository Bank the aggregate value, grade and marketability of the Liquid Assets being deposited or remaining on deposit, that such Liquid Assets are free from any Lien, and that such Liquid Assets satisfy the requirements of Article VI, paragraph (3) of the Operating Agreement. The value, grade and marketability of the Liquid Assets being withdrawn and deposited or placed shall be determined as of the date of the exchange transaction and, in the case of the value of investment securities, on the basis of the market value. The Depositor's certificate, a copy of which shall be furnished concurrently to the Comptroller, shall also specify:

     (a) To the extent applicable, the complete title, interest rate, series, serial number, face value, market value, maturity date and call date of each asset being withdrawn; each asset being deposited; and each asset remaining on deposit.


     (b) The aggregate value of the assets being withdrawn, deposited, and remaining on deposit.

     (c) That, after the exchange transaction, the amount of the LRD is sufficient to comply with the requirements set by the Comptroller.

6. The Depository Bank shall permit representatives of the Comptroller or the Depositor to examine the LRD during regular business hours. Upon request, the Depository Bank shall furnish the Comptroller with a current list of the Liquid Assets maintained in the LRD pursuant to this Agreement with a certification that, to its knowledge, the LRD and the Liquid Assets are free from any Lien. In addition, the Comptroller may request at any time that the Depositor certify to the Comptroller that the LRD and the Liquid Assets are free from any Lien. The failure or inability of the Depositor to so certify shall be deemed to be a default under this Agreement.

7. The Depositor shall be permitted to earn income on the Liquid Assets in the LRD, and the income may be paid by the Depository Bank to the Depositor as earned, unless the Comptroller issues a contrary order to the Depository Bank.

8. The Depository Bank agrees to give to the safeguarding, handling, and shipment of the LRD assets the degree of care required of any professional custodian for hire.

9. The Comptroller by written order may relieve the Depositor or Depository Bank from compliance with any term or condition of this Agreement.

10. The Comptroller shall not be required to pay for any services under this Agreement.

11. Unless otherwise ordered by the Comptroller, this Agreement may be terminated by the Depositor or the Depository Bank upon at least sixty (60) days written notice to the other parties when the following conditions are met:


     (a) Another depository bank has been selected by the Depositor and approved by the Comptroller.

     (b) A Liquidity Reserve Deposit Agreement acceptable to the Comptroller has been agreed upon by the Depositor and the new depository bank.

     (c) The Depository Bank has released to the newly designated depository bank the assets of the LRD in accordance with the Depositor's written instructions approved by the Comptroller.

12. Upon the release of the total Liquid Assets in the LRD to the Depositor or its successor in interest pursuant to the terms of this Agreement, the Depository Bank shall be discharged from further obligation under this Agreement.

13. All written communications required under this Agreement shall be mailed or delivered to each party at the following addresses:

         The Depository Bank:
         JPMorgan Chase Bank
         Attention:  Joseph Morales
         4 New York Plaza, 15th Floor
         New York, NY  10004


         The Depositor:
         President
         Direct Merchants Credit Card Bank, N.A.
         17600 North Perimeter Drive
         Scottsdale, AZ  85255

         with copies sent by overnight mail to:

         General Counsel
         Metris Companies Inc.
         10900 Wayzata Boulevard
         Minnetonka, MN 55305

         The Comptroller:
         Director for Special Supervision
         Office of the Comptroller of the Currency
         250 E Street. S.W., Mail Stop 6-4
         Washington, DC  20219

         with copies sent by overnight mail to:

         Assistant Deputy Comptroller for Credit Card Banks
         Office of the Comptroller of the Currency
         50 Fremont Street, Suite 3900
         San Francisco, CA  94105-2292

         Examiner-in-Charge of Direct Merchants Credit Card Bank, N.A. Office of the Comptroller of the Currency
         9633 South 48th Street, Suite 265
         Phoenix, AZ  85044-8629


        IN WITNESS WHEREOF, the undersigned, as the duly authorized representatives of the Depositor, the Depository Bank, and the Comptroller have caused this Agreement to be executed as of this 18th day of March, 2003.

   For the Depositor:
   DIRECT MERCHANTS CREDIT CARD BANK, N.A.



   /s/Scott R. Fjellman               Scott R. Fjellman, Senior Vice President,
   Signature                          Treasurer and Cashier


   For the Depository Bank:

   JPMORGAN CHASE BANK



   /s/John Sciacchitano               John Sciacchitano, Vice President
   Signature


   For the Comptroller:



   /s/David D. Gibbons                 David D. Gibbons, Deputy Comptroller For
         Signature                     Special Supervision
                                       Typed name and title